Investments in Marketable Securities (Tables)	12 Months Ended
Dec. 31, 2015
Investments, Debt and Equity Securities [Abstract]
Summary of Investments Classified As Available-For-Sale Securities

Investments classified as available-for-sale as of December 31, 2015 consisted of the following:

	Amortized Cost	Gross Unrealized Gains (1)	Gross Unrealized Losses (1)	Aggregate Estimated Fair Value
Certificates of deposit (2)	$5,851,343	$—	$—	$5,851,343
Corporate debt securities (2)	7,491,526	—	(7,370)	7,484,156

	$13,342,869	$—	$(7,370)	$13,335,499

(1)	Unrealized gains and losses on available-for-sale securities are included as a component of comprehensive loss. At December 31, 2015, there were 14 securities in an unrealized loss position. These unrealized losses were less than $2,000 individually and $8,000 in the aggregate. These securities have not been in a continuous unrealized loss position for more than 12 months. The Company does not intend to sell these investments and it is not more likely than not that the Company will be required to sell these investments before recovery of their amortized cost basis which may be at maturity. The Company reviews its investments to identify and evaluate investments that have an indication of possible other-than-temporary impairment. Factors considered in determining whether a loss is other-than-temporary include the length of time and extent to which fair value has been less than the cost basis, the financial condition and near-term prospects of the investee, and the Company’s intent and ability to hold the investment for a period of time sufficient to allow for any anticipated recovery in market value.
(2)	At December 31, 2015, none of these securities were classified as cash and cash equivalents on the Company’s balance sheet and none of these securities were scheduled to mature outside of one year.